Exhibit 99.2
Acquisition of Horizon Offshore June 12, 2007

Forward-Looking Statements Certain statements made herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "will," "look forward to" and similar expressions are intended to identify forward-looking statements. The expectations set forth in this filing regarding accretion, achievement of annual savings and synergies, achievement of strong cash flow, sufficiency of cash flow to fund capital expenditures and achievement of debt reduction targets are only Cal Dive's expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company's cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company's actual capital needs, the absence of any material incident of property damage or other hazard that could affect the need to effect capital expenditures, any unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and factors that generally affect both Cal Dive's and Horizon Offshore's respective businesses as further outlined in "Managements' Discussion and Analysis of Financial Condition and Results of Operations" in each of the companies' respective Annual Reports on Form 10-K for the year ended December 31, 2006. Actual actions that the combined company may take may differ from time to time as the combined company may deem necessary or advisable in the best interest of the combined company and its shareholders to attempt to achieve the successful integration of the companies, the synergies needed to make the transaction a financial success and to react to the economy and the combined company's market for its services.

Additional Information In connection with the proposed merger, Cal Dive will file a Registration Statement on Form S- 4, Horizon will file a proxy statement, and Cal Dive will file an information statement and both companies will file other relevant documents concerning the proposed merger with the Securities and Exchange Commission ("SEC"). Investors and securities holders of both companies are urged to read the Form S-4, proxy statement and information statement when they become available because those documents will contain important information about the proposed merger. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Cal Dive free of charge by requesting them in writing from Cal Dive or by telephone at (281) 618-0400. You may obtain documents filed with the SEC by Horizon Offshore free of charge by requesting them in writing from Horizon Offshore or by telephone at (713) 361-2600. Cal Dive and Horizon Offshore, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Horizon Offshore in connection with the merger. Information about the directors and executive officers of Cal Dive and their ownership of Cal Dive stock is set forth in the proxy statement for Cal Dive's 2007 Annual Meeting of Shareholders. Information about the directors and executive officers of Horizon Offshore and their ownership of Horizon Offshore stock is set forth in the proxy statement for Horizon Offshore's 2007 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and information statement filed with the SEC when they become available. The following documents are filed herewith pursuant to Rule 425 under the Securities Act of 1933: Slide show presentation to investors and analysts on June 12, 2007 and subsequent dates.

Quinn J. Hebert President & Chief Executive Officer Scott T. Naughton Chief Operating Officer G. Kregg Lunsford Chief Financial Officer & Treasurer Management Presenters

Transaction Overview

Transaction Highlights Based on 32.7 million outstanding Horizon shares, Horizon's outstanding debt and cash / short-term investments (excluding restricted cash) as of March 31, 2007, and Cal Dive's closing stock price as of June 11, 2007. Based on Cal Dive's closing stock price as of June 11, 2007. See page 21 for the appropriate footnotes regarding these calculations. 0.625 Cal Dive shares and $9.25 in cash per Horizon share Approximately $650 million transaction value, including approximately $22 million of Horizon's net debt(a) 52% stock / 48% cash(b) Tax free reorganization Pro forma ownership: 80% Cal Dive (59% Helix) / 20% Horizon Cash component to be funded by $375 million senior-secured term loan and existing cash $300 million senior-secured revolving credit facility will provide adequate liquidity Post-transaction Board to include six Cal Dive members and two Horizon members Closing expected in Q3 2007, subject to: Standard regulatory approvals, including Hart-Scott-Rodino Horizon shareholder approval

Combines Cal Dive's premier diving assets with Horizon's pipelay / pipebury vessels and derrick barges Creates strong competitor with full spectrum of offshore construction and salvage services Provides immediate presence in high-growth international offshore regions Enhanced platform can be leveraged to compete for larger-scale projects in domestic and international regions Achieves fleet expansion more effectively than through newbuilds Diverse and highly capable fleet can respond quickly to customers' global demands Transaction accretive to 2008E earnings and cash flow per share without synergies Structure maintains Cal Dive's financial strength and flexibility Expanded operating capabilities generate significant new business opportunities Additional synergies should be achieved through cost savings Compelling Strategic Combination COMPLEMENTARY ASSETS GEOGRAPHIC DIVERSIFICATION CRITICAL MASS FINANCIAL BENEFITS ACHIEVABLE SYNERGIES

1980 1997 2001 2005 2006 1980 Acquired International Oilfield Divers, first GOM acquisition 1997 Acquired Aquatica, Inc., (previously known as Acadiana Divers) which expanded diving support capabilities 2001 Acquired Professional Divers of New Orleans, adding an additional 4 point surface DSV and 3 utility boats 2005 Acquired 6 DSVs and a portable saturation system from Torch Offshore Cal Dive's Successful Acquisition History 2005 Acquired GOM diving and pipelay business of Acergy, adding 9 vessels 2006 Acquired Fraser Diving, adding 6 portable saturation diving systems and 15 surface diving systems Successful integration of six acquisitions, including three in the past two years

Overview of Horizon Offshore

Business Summary



MARINE SERVICES

- Pipeline installation
- Pipebury, hook-up and commissioning
- Offshore production platform installation
- Offshore production platform salvage



MARINE CONSTRUCTION ASSETS

- Four pipelay / pipebury vessels
- Two derrick barges
- One dedicated pipebury barge
- One combination derrick / pipelay barge
- One multi-service DP vessel

10

Horizon provides a full range of pipelay and heavy lift services in varying water depths Horizon Vessels American Horizon Pecos Horizon Brazos Horizon Canyon Horizon Pacific Horizon Texas Horizon Sea Horizon Atlantic Horizon Lone Star Horizon

Global Operating Footprint 2006 2007E Horizon maintains a solid presence in the world's most attractive offshore regions REVENUE CONTRIBUTIONS Source: Horizon.

Strong Customer Relationships Horizon's global customer base includes National Oil Companies, Majors and Independents Offshore projects for Majors and NOCs, such as ExxonMobil and PEMEX, feature longer lead times and higher visibility Cal Dive and Horizon provide complementary services to many of the same customers, and these relationships are expected to strengthen

Strengthened Platform for Growth

Based on projected global energy demand, offshore drilling and completion activity will remain strong Increased demand for offshore drilling rigs will be a primary driver of new worldwide offshore construction demand International regions represent a significant growth opportunity for marine contractors The U.S. Gulf of Mexico remains a key region for domestic energy production Bidding activity for Gulf of Mexico leases, which historically has been a good leading indicator of offshore drilling demand, has increased steadily in recent periods Favorable Outlook for Offshore Construction GOM LEASES & DRILLING ACTIVITY (b) (a) Source: Spears & Associates, Drilling and Production Outlook, June 2007. International figures exclude Canada, China and the Commonwealth of Independent States. (b) Source: Rigzone and the Minerals Management Service. OFFSHORE CAPITAL SPENDING (a)

Cal Dive's Growth Strategy Expand leadership in the Gulf of Mexico, which remains the most active offshore region in the world Replicate GOM success in high-growth international offshore regions Maintain a premier diving fleet through our capital program Execution Growth Gulf Of Mexico Leadership International Expansion Vessel Upgrades Achieve Leadership in Most Attractive Offshore Regions

Increased Fleet Diversity Source: Public filings and company websites. PUBLIC COMPANY PERFORMANCE CAPABILITIES Current Pro forma

Expanded Services Offering Infrastructure and installation Production and well remediation Decommissioning Platform Installation Pipelay & Burial Pipeline Installation Tie-Ins Construction Inspection Repair Maintenance Production Lifecycle Well and Pipeline P/A Platform Salvage Added pipelay / pipebury and derrick barge capabilities will enhance Cal Dive's ability to provide essential offshore construction services throughout the production lifecycle

Global Footprint With Expansion Potential Expanded and diversified fleet, enhanced services and existing customer relationships should allow for accelerated expansion into high-growth offshore regions Both Note: Shaded regions indicate current or past operations.

EBITDA (a) NET REVENUES ($ in millions) Significantly improved financial performance in recent years expected to continue Favorable operating environment and successful integration of acquired assets Transaction should be accretive to 2008 earnings per share and cash flow per share without the realization of synergies $10 million in annual pre-tax synergies is an achievable objective Strong Financial Momentum See Appendix for 2004 - 2006 EBITDA reconciliation. Median of published research estimates as reported by Thomson Financial. ($ in millions) (b) (b) (b) (b)

Pro forma for the transaction, Cal Dive will maintain moderate leverage and adequate liquidity Debt / LTM EBITDA of 1.6x and LTM EBITDA / Interest of 8.1x Approximately $150 million of liquidity Prepayable term loan and revolver maximize capital structure flexibility Strong operating cash flows allow for debt reduction and pursuit of future growth initiatives Financial Strength and Flexibility As of March 31, 2007. Includes Horizon's balance sheet as of March 31, 2007 (with estimated asset writeup) and transaction financing adjustments. Assumes $61 million of existing cash applied to transaction financing. Represents actual interest expense for the period January 1, 2007 - March 31, 2007 plus nine months of interest expense on the initial revolver borrowing of $200 million, which occurred in conjunction with the Company's initial public offering in December 2006. EBITDA represents actual combined LTM EBITDA and $10 million of synergies. Interest expense represents Cal Dive standalone LTM interest expense as calculated in the previous footnote plus annualized interest on the new acquisition debt assuming no debt paydown. PRO FORMA CAPITALIZATION (c) (d) ($ in millions)

Conclusion

Summary Excellent strategic fit with complementary assets Significant operational synergies are achievable Increases geographic footprint Accelerates expansion in high-growth offshore regions Provides diverse fleet to respond quickly to customers' global demands Accretive to earnings and cash flow per share Financial strength and flexibility maintained

Question & Answer

Appendix

Vessel Fleet Specifications HORIZON CAL DIVE SAT Conversion expected in 2007. (a)

Cal Dive EBITDA Reconciliation EBITDA RECONCILIATION In addition to net income, we evaluate our financial performance based on other factors, one primary measure of which is earnings before net interest expense, taxes, depreciation and amortization, which we refer to as EBITDA. We use EBITDA as a measure of the operational strengths and performance of our business and not as a measure of liquidity. However, a limitation of the use of EBITDA as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Accordingly, EBITDA should be considered in addition to, and not as a substitute for, net income and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among companies; thus, EBITDA as presented below may not be comparable to similarly titled measures of other companies. ($ in thousands)

Horizon calculates Adjusted EBITDA as net income or loss excluding income taxes, net interest expense, depreciation and amortization, amortization of deferred compensation, loss on debt extinguishment and non-cash impairments. Net income or loss includes revenues for services for which non-cash consideration is received. Horizon has separately identified non-cash charges which are non-recurring, infrequent, unusual, or isolated or the result of special circumstances and has excluded these non-cash charges from the calculation of Adjusted EBITDA. Horizon has aligned the disclosure of Adjusted EBITDA with the financial covenants in our material credit agreements with various lenders, which includes ratios requiring a determination of EBITDA, as defined. Horizon believes that Adjusted EBITDA is a material component of the financial covenants in our credit agreements and non-compliance with the covenants could result in the acceleration of indebtedness. Adjusted EBITDA is not calculated in accordance with Generally Accepted Accounting Principles (GAAP), but is a non-GAAP measure that is derived from items in Horizon's GAAP financials and is used as a measure of operational performance. A reconciliation of the non-GAAP measure to Horizon's income statement is included. Horizon believes Adjusted EBITDA is a commonly applied measurement of financial performance by investors. Horizon believes Adjusted EBITDA is useful to investors because it gives a measure of operational performance without taking into account items that Horizon does not believe relate directly to operations or that are subject to variations that are not caused by operational performance. This non-GAAP measure is not intended to be a substitute for GAAP measures, and investors are advised to review this non- GAAP measure in conjunction with GAAP information provided by Horizon. Adjusted EBITDA should not be construed as a substitute for income from operations, net income (loss) or cash flows from operating activities (all determined in accordance with GAAP) for the purpose of analyzing Horizon's operating performance, financial position and cash flows. Horizon's computation of Adjusted EBITDA may not be comparable to similar titled measures of other companies. Horizon EBITDA Reconciliation

Horizon EBITDA Reconciliation EBITDA RECONCILIATION ($ in thousands)